Q1 2012 Earnings Release May 3, 2012 Exhibit 99.2

Forward Looking Statements

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,” “expect,” “project,”
“intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the “Company”)
from ITT Corporation, the terms and the effect of the separation, the nature and impact of the separation, capitalization of the
Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans intentions or goals, and any discussion of future operating or financial performance. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. The Company undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

Q1’12 Financial Performance Summary

* See Appendix for Non-GAAP Reconciliations
Orders > $1B Record Milestone; Book to Bill 1.09
Revenue $925M +6%  (Constant Currency Basis)*
Gross Margin 39.2% +130 bps
Operating Margin * 11.2% 12.3% ex. Stand-Alone Costs; +70 bps
EPS * $0.36 +9% Normalized Growth
Free Cash Flow * $41M 61% Conversion … Typical Seasonality
Solid Q1 Performance … Confident in Ability to Deliver a Strong 2012

Q1’12 Performance Summary

Making Significant Progress on Key Focus Priorities
Advancing Our Strategic Position
•
YSI Acquisition … EPS Accretive … Integration Ahead of Plan, Launched Cross Branded Products
•
Recognizing Revenue Synergies Across Analytics
•
Opened New Distribution and Customer Service Center in Russia
Deploying Innovation & New Product Applications and Services
•
Bell & Gossett Awarded the PM Engineer Magazine Product of the Year Award
•
Bell & Gossett Little Red School House® Recognized as a Certified LEED (Leading Energy and Engineering
Design) Education Provider
•
Flygt Experior - 2012 Ringier Technology Innovation Award
Continued Strong Execution
•
Deployment of Commercial Excellence ... Continued Strong Price Realization
•
Operational Initiatives Underway To Drive a More Competitive Cost Structure

Geographic and End Market Q1’12 Performance

Performance In-Line With Expectations
Geographic Region End Market
(% of 2011 Revenue)
+
Emerging Markets
+
Lat. Am., Asia Pac., E. Europe
-
Middle East
+
U.S.
=
Europe
+
Industrial
(~40%)
=
Public Utility
(~36%)
+
Commercial
(~12%)
-
Residential
(~9%)
-
Agriculture
(~3%)

Q1'12 Xylem Performance

Q1'11
Q1'12

Q1'11
Q1'12

11.6%
2.9%
0.4%
2.6%
12.3%
1.1%
11.2%
Q1'11 Op Margin*
Operations
FX
Inflation
Q1'12 Op Margin Before Stand-Alone Costs*
Stand-Alone Costs
Q1'12 Op Margin*

xylem
Let's Solve Water

See appendix for non-GAAP reconciliations
* Excludes non-recurring separation costs of $5M and $3M in Q1 2012 and Q1 2011, respectively
Q1 Performance Drivers
+
Industrial & Commercial Strength
+
YSI Acquisition Adds 4%
=
Public Utility Stable
–
Residential Market Headwind
+
Building Backlog … Record Orders $1B
(Dollars, In Millions)
(Dollars, In Millions)
Q1 Growth Q1 Growth
Organic +2%
FX -2%
Acquisition +4%
Total Total +4% +4%
Cost Reductions +2.7%
Price +1.5%
Acquisitions  +0.5%
Vol/Mix/Invest - 1.8%
Delivered Mid-Single Digit Top Line Growth … Solid Operating Performance
890
925
+4%
103
104
+1%
Incremental Margin ~18% Incremental Margin ~18%
(Ex. FX & Stand Alone Costs) (Ex. FX & Stand Alone Costs)
Operating Income * Operating Income *
Revenue Revenue

Q1’12 EPS *
Q1’12 Xylem Performance

9% Normalized EPS Growth
Interest ($0.06)
Stand-Alone ($0.04)
Separation Costs  $0.01
* See Appendix for Non-GAAP Reconciliations
Operational Performance:
+
Base Business / –
Investments
+
YSI Acquisition … EPS Accretive
–
Operating Tax Rate
Spin Related:
–
Interest Expense
–
Stand-Alone Costs
–
Separation Costs
9% 9%
Normalized Normalized
EPS Growth EPS Growth
Q1'11
GAAP EPS
Adjustments Normalized
Q1'11 EPS
Operational
Performance
Adjusted
Q1'12 EPS
Separation
Costs
Q1'12
GAAP EPS
$0.42
$0.33
$0.36
$0.34
$0.03
$0.09
$0.02

Q1’12 Water Infrastructure Performance

Significant Margin Expansion Driven by Strategic Acquisitions & Initiatives
See appendix for non-GAAP reconciliations
* Excludes Q1 2012 non-recurring separation costs of $2M
+6%
(Dollars, In Millions)
(Dollars, In Millions)
+20%
Incremental Margin ~26%
(Ex. FX & Stand Alone Costs)
Q1 Organic Growth Drivers
• Transport +3%
+
Global Industrial … Dewatering Strong
=
Public Utility Flat
• Treatment -3%
–
Developed Markets Soft … Project Timing
+
Double-Digit Emerging Markets Growth
•
Test -2% (Excludes YSI, Double-Digit Growth)
–
Exceptionally Strong Q1’11
Cost Reductions +2.7%
Price +0.9%
Acquisitions  +0.6%
Vol/Mix/Invest - 0.7%
Operating Income *
Revenue
Q1 Growth Q1 Growth
Organic +2%
FX
-2%
Acquisition +6%
Q1'11 Q1'12
551
Q1'11 Q1'12
64
Q1'11
Op Margin
Operations FX Inflation Q1'12
Op Margin
Before
Stand- Alone*
Stand-
Alone
Q1'12
Op Margin*
11.6%
13.4%
13.2%
2.4%
0.2%
3.5%
0.7%
77
584
Total Total +6% +6%

Q1’12 Applied Water Performance

Results As Expected … Confident in Delivering Operational Improvement
Flat
See appendix for non-GAAP reconciliations
* Excludes Q1 2012 non-recurring separation costs of $1M
(Dollars, In Millions)
(Dollars, In Millions)
-11%
• Building Services +2%
+
Commercial Market Share Gains
–
Residential Weakness … Europe & Warm US Winter
–
Emerging Markets Down … Middle East Instability
• Industrial Water +2%
+
General Industrial and Food & Beverage Strength
–
Leisure Marine
• Irrigation -4%
=
Continued Strength in US … Strong Q1’11
Cost Reductions +2.5%
Price +2.6%
Vol/Mix/Invest - 3.1%
Unfavorable Mix
• Marine Down … Q2’12 Improvement Opportunity
• Warm US Winter Drove Lower High Margin Business
Revenue
Operating Income *
Q1 Growth Q1 Growth
Organic
+1%
FX -1%
Acquisition
-
Total Total Flat Flat Q1'11 Q1'12
355
Q1'11 Q1'12
46
Q1'11
Op Margin
Operations FX Inflation Q1'12
Op Margin
Before
Stand-Alone*
Stand-
Alone
Q1'12
Op Margin*
13.0%
12.1%
11.5%
0.1%
2.8%
0.6%
2.0%
41
355

Xylem Financial Position

• Free Cash Flow $41M
• Typical Seasonality
• Impact of Stand-Alone Costs & Interest
• Working Capital Investment
• Increased Capex for Growth Initiatives
• Capex > 1 Reinvestment Ratio
• Strong Cash Position
• No Significant Debt Maturities Until 2016
• 31% Net Debt to Net Capital
• 1.3x Net Debt/Adj. TTM EBITDA
• $600M Revolving Credit Facility Undrawn
• Access to Commercial Paper
FCF% 68% 61%
W/C%** 24.1% 23.1%
March 31, 2012
Cash 347
Debt 1,206
Net Debt 859
Shareholders’ Equity 1,949
Net Capital 2,808
Net Debt to Net Capital 31%
(Dollars, In Millions)
(Dollars, In Millions)
(Dollars, In Millions)
* See Appendix for Non-GAAP Reconciliations
** (AR+INV-AP)/ TTM Revenue (Adjusted for Acquisitions)
Free Cash Flow * Free Cash Flow * Working Capital Working Capital
Capital Summary/Liquidity Capital Summary/Liquidity
Strong Cash Flow … Healthy Balance Sheet ... Providing Flexibility
54
41
843
897

2012 Guidance

2012 Financial Guidance Summary

2012 Full Year
Financial Outlook
Growth
2012E vs. 2011
Total Revenue $3.9B - $4.0B 4% - 6% (Organic)
Water Infrastructure $2.5B - $2.6B 5% - 7% (Organic)
Applied Water $1.4B - $1.5B 2% - 6% (Organic)
Segment Margin* 14.5% - 15.0% +50 to +100 bps
Operating Margin* 12.7% - 13.3% Flat to +60 bps (incl. incremental stand-alone costs $25M-$30M)
EPS *  $1.80 - $1.95
-7% to +1% on Adjusted Basis
+8% to +17% on Normalized Basis
Free Cash Flow Conversion 95%
Excluding one-time separation costs
* See Appendix for Non-GAAP Reconciliations
Solid Q1’12 Performance … Affirming Full Year Guidance

2012 Xylem Performance

Affirming 2012 EPS Outlook
Illustration of Mid Point Guidance
• Operational performance $0.21, includes YSI contribution, FX and tax headwind
• Projected structural tax rate ~25%
• Nine months incremental interest expense normalization
• Full year impact of stand alone costs … in line with expectations
* See Appendix for Non-GAAP Reconciliations
Includes
unfavorable tax
rate change of 1%
13% 13%
Normalized Normalized
EPS Growth EPS Growth
2012 EPS * Outlook
Adjusted
FY'11 EPS
Incremental
Interest
Expense
Incremental
Stand- Alone Costs
Normalized
FY'11 EPS
Operational
Performance
Adjusted
FY'12 EPS
$1.93
$1.66
$1.87
$0.16
$0.11
$0.21

Key Takeaways

•
Solid Q1 Performance … As Expected
•
End Market Conditions Consistent with 2012 Guidance
Assumptions
•
YSI … Further Demonstrates Inorganic Growth Capabilities, and
Our Ability to Acquire & Effectively Integrate
•
Strong Financial Position & Strong Cash Flow Generation
•
Confident in Ability to Deliver a Strong 2012

Appendix

2012 Revenue Outlook

Strong Underlying Growth … FX Shift from Tailwind to Headwind
Xylem
Xylem Xylem
3.9 - 4.0
(Dollars, In Billions)
2011 2012 Comments
Organic
Growth
7% 4-6%
- 1H’12 tough compare vs. strong 1H’11
- 2H’12 stronger than 1H
FX
(Translation)
4% (3)%
~65% international revenues
Top foreign currencies:
Euro, CAD, AUD, GBP, SEK
Acquisition 8% 2%
2012 represents YSI
2011 represents incremental Godwin,
Nova, OI Analytics and YSI
Total Growth 19% 3-5%
Quarterly
Revenue Profile
(% of FY Revenue)
Q1 Q2 Q3 Q4
2009-2011
Composite
22% 25% 25% 28%
3.8
2011 2012 Outlook

2012 Margin Outlook

Solid Margin Performance … On Track to Meet Long Term Objective
Includes Stand-Alone
Costs of ~70 bps
Includes Stand-Alone
Costs  of ~10 bps
Op Margin Expansion (Ex. Stand Alone Costs) **
Op Margin Expansion (Ex. Stand Alone Costs) **
• Segment Op Margin 14.5% - 15.0%
• Comm’l & Oper’l Excellence Initiatives
• Acquisition margin accretive
• Organic growth investments
• Inflation ~3%
• Operating Margin 12.7% - 13.3%
• Includes stand-alone costs ~$25M-$30M
Segment Margin *
Segment Margin *
Operating Margin *
Operating Margin *
12.7% - 13.3%
See appendix for non-GAAP reconciliations
*Excludes non-recurring separation costs of $87M and $15M-$20M for 2011 and 2012, respectively
** Adjusted for non recurring separation costs and stand alone costs
9.6%
14.5% -15.0%
14.0%
2012
Outlook
2011
2012
Outlook
2011
12.7%
9.7%
12.1%
12.8%
13.7%
2011
2010
2009 2008
2012
Midpoint
Driving Consistent
Improvements … On
Track to Meet Long
Term Objective

Quarterly Financial Performance

($M, Except
EPS)
Q1’10 Q2’10 Q3’10 Q4’10 FY’10 Q1’11 Q2’11 Q3’11 Q4’11 FY’11 Q1’12
Revenue 686 775 806 935 3,202 890 971 939 1,003 3,803 925
COGS 431 484 497 576 1,988 553 592 574 623 2,342 562
Gross Profit 255 291 309 359 1,214 337 379 365 380 1,461 363
SG&A 164 170 183 220 737 210 219 215 233 877 231
R&D 18 17 18 21 74 24 26 23 27 100 28
Separation Costs - - - - - 3 18 46 20 87 5
Restructuring &
Asset Impairment
Charges, net 4 3 1 7 15 - - 2 - 2 -
Op Income 69 101 107 111 388 100 116 79 100 395 99
Interest Expense - - - - - - 1 1 15 17 14
Other Non-Op -2 -1 3 - - 1 - 4 - 5 (1)
Income before Tax 67 100 110 111 388 101 115 82 85 383 84
Tax 11 15 19 14 59 23 43 5 33 104 21
Net Income 56 85 91 97 329 78 72 77 52 279 63
EPS – Diluted * $0.30 $0.46 $0.49 $0.53 $1.78 $0.42 $0.39 $0.42 $0.28 $1.50 $0.34
* On October 31, 2011, Xylem Inc. completed the spin-off through a tax-free stock dividend to ITT Corporation’s shareholders.  ITT
Corporation shareholders received one share of our common stock for each share of ITT common stock.  As a result on October 31, 2011, we had 184.6 million shares of common stock outstanding and this share amount is being utilized to calculate earnings per share for all periods presented prior to the spin-off.

Non-GAAP Measures

Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others. In addition, we consider certain measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. These metrics, however, are not measures of financial performance under
GAAP and should not be considered a substitute for revenues, operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non- GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“Organic revenue" and "Organic orders”
transactions, and contributions from acquisitions and divestitures. Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation.
The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
“Constant currency”
conversion rate. This approach is used for countries where the functional currency is the local currency.
“EBITDA”  defined
adjustment to EBITDA to exclude for one-time separation costs associated with the Xylem spin-off from ITT Corporation.
“Operating Income *” and “Adjusted EPS”
with the Xylem spin-off from ITT Corporation and tax- related special items.
“Normalized EPS”
tax- related special items, as well as an adjustment to reflect the incremental current period amount of interest expense and stand alone costs in the prior comparable period.
“Free Cash Flow”
other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.
as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany defined as financial results adjusted for currency by translating current period and prior period activity using the same currency as earnings before interest, taxes, depreciation, amortization expense, and share -based compensation. “Adjusted EBITDA” reflects the defined as operating income and earnings per share, adjusted to exclude one-time separation costs associated as earnings per share, adjusted to exclude one -time separation costs associated with the Xylem spin-off from ITT Corporation and defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for defined
defined

Non-GAAP Reconciliation:
Organic & Constant Currency Revenue / Order Growth

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Orders
Change % Change Change % Change
Orders Orders 2012 v. 2011 2012 v. 2011 FX Contribution Eliminations Adj. 2012 v. 2011 Adj. 2012 v. 2011
2012 2011
Quarter Ended March 31, 2012
Xylem Inc. 1,004 978 26 2.7% (37) 18 - 7 0.7% 4.5%
Water infrastructure 638 612 26 4.2% (37) 13 - 2 0.3% 6.4%
Applied Water 382 381 1 0.3% - 5 (1) 5 1.3% 1.6%
Revenue
Change % Change Change % Change
Revenue Revenue 2012 v. 2011 2012 v. 2011 FX Contribution Eliminations Adj. 2012 v. 2011 Adj. 2012 v. 2011
2012 2011
Quarter Ended March 31, 2012
Xylem Inc. 925 890 35 3.9% (34) 14 - 15 1.7% 5.5%
Water infrastructure 584 551 33 6.0% (34) 10 1 10 1.8% 7.8%
Applied Water 355 355 - 0.0% - 5 - 5 1.4% 1.4%
Note: Due to rounding and intersegment eliminations the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue / Order Growth
($ Millions)
(As reported - GAAP) (As Adjusted - Organic)

Non-GAAP Reconciliation: Adjusted Diluted EPS

Q1 2012 Q1 2011
Net Income 63                    78
Separation costs, net of tax 4                      2
Adjusted Net Income before Special Tax Items 67                    80
Special Tax Items -                   -
Adjusted Net Income 67                    80
Diluted Earnings per Share $0.34 $0.42
Separation costs per Share $0.02 $0.01
Adjusted diluted EPS before Special Tax Items $0.36 $0.43
Special Tax Items per Share $0.00 $0.00
Adjusted diluted EPS $0.36 $0.43
Adjusted Diluted EPS
For The Three Months Ended 2012 & 2011
($ Millions, except per share amounts)
Xylem Inc. Non-GAAP Reconciliation

Non-GAAP Reconciliation: Normalized EPS

Q1 2011 Q1 2012
As Reported Adjustments Adjusted Adjustments Normalized As Reported Adjustments Adjusted
Total Revenue 890                     890                      890                    925                     925
Operating Income 100                     3                           a 103                      (10)                       c 93                      99                       5                           a 104
Operating Margin 11.2% 11.6% 10.4% 10.7% 11.2%
Interest Expense -                      -                       (13)                       d (13)                    (14)                      (14)
Other Non-Operating Income (Expense) 1                          1                           1                        (1)                        (1)
Income before Taxes 101                     3                           104                      (23)                       81                      84                       5                           89
Provision for Income Taxes (23)                      (1)                         b (24)                       5                           e (19)                    (21)                      (1)                         b (22)
Net Income 78                       2                           80                        (18)                       62                      63                       4                           67
Diluted Shares 184.6                184.6               185.9                185.9
Diluted EPS 0.42 $               0.01 $                0.43 $                (0.10) $               0.33 $              0.34 $               0.02 $                0.36 $
a One time separation costs
b Tax impact of one time separation costs
c Incremental stand alone costs incurred in 2012
d Incremental interest expense on long-term debt  incurred in 2012
e Tax impact of incremental interest expense and stand alone costs incurred in 2012
Xylem Inc. Non-GAAP Reconciliation
Normalized and Adjusted Diluted EPS
($ Millions, except per share amounts)

Non-GAAP Reconciliation: Segment Operating Income
Adjusted Segment Operating Income
Q1
'12 '11
Total Revenue
• Water Infrastructue 584       551
• Applied Water 355       355
Operating Income
• Water Infrastructue 75         64
• Applied Water 40         46
Separation Costs
• Water Infrastructue 2           -
• Applied Water 1           -
Adjusted Operating Income*
• Water Infrastructue 77         64
• Applied Water 41         46
Operating Margin
• Water Infrastructue 12.8% 11.6%
• Applied Water 11.3% 13.0%
Adjusted Operating Margin*
• Water Infrastructue 13.2% 11.6%
• Applied Water 11.5% 13.0%
*Adjusted Operating Income excludes non-recurring separation costs
Xylem Inc. Non-GAAP Reconciliation
Segment Operating Income
($ Millions)

Non-GAAP Reconciliation: Free Cash Flow

2012 2011
Net Cash - Operating Activities 61                          71
Capital Expenditures (31)                        (19)
Free Cash Flow, including separation costs 30                          52
Separation Costs (Cash Paid incl. Capex) 11                          2
Free Cash Flow, excluding separation costs 41                          54
Net Income 63 78
Separation Costs, net of tax 4 2
Adjusted Net Income 67 80
Free Cash Flow Conversion 61% 68%
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
For The Three Months Ended 2012 & 2011
($ Millions)
Three Months Ended

Non-GAAP Reconciliation: Xylem EBITDA & Adj. EBITDA
2012
Q1 Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 84                        101                      115                      82                              85                              383
Interest, net 13                        -                      -                      1                                16                              17
Depreciation 23                        22                        25                        25                              21                              93
Amortization 11                        11                        10                        11                              12                              44
Stock Compensation 5                          3                          2                          2                                6                                13
EBITDA 136                      137                      152                      121                           140                           550
Separation Costs 5                          3                          18                        46                              20                              87
Adjusted EBITDA 141                      140                      170                      167                           160                           637
Revenues 925                      890                      971                      939                           1,003                        3,803
Adjusted EBITDA Margin 15.2% 15.7% 17.5% 17.8% 16.0% 16.7%
2011
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Total Xylem
($ Millions)

Non-GAAP Reconciliation: Water Infrastructure EBITDA & Adj. EBITDA
2012
Q1 Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 75                        65                        93                        88                              99                              345
Interest, net -                      -                      -                      (1)                              -                            (1)
Depreciation 16                        16                        19                        19                              14                              68
Amortization 10                        9                          9                          9                                9                                36
Stock Compensation 1                          -                      -                      1                                1                                2
EBITDA 102                      90                        121                      116                           123                           450
Separation Costs 2                          -                      2                          8                                6                                16
Adjusted EBITDA 104                      90                        123                      124                           129                           466
Revenues 584                      551                      602                      584                           679                           2,416
Adjusted EBITDA Margin 17.8% 16.3% 20.4% 21.2% 19.0% 19.3%
2011
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Infrastructure
($ Millions)

Non-GAAP Reconciliation: Applied Water EBITDA & Adj. EBITDA
2012
Q1 Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 40                        46                        51                        37                              25                              159
Interest, net -                      -                      -                      -                            -                            -
Depreciation 6                          6                          6                          6                                7                                25
Amortization 1                          2                          1                          2                                1                                6
Stock Compensation 1                          -                      -                      1                                1                                2
EBITDA 48                        54                        58                        46                              34                              192
Separation Costs 1                          -                      -                      9                                4                                13
Adjusted EBITDA 49                        54                        58                        55                              38                              205
Revenues 355                      355                      385                      368                           336                           1,444
Adjusted EBITDA Margin 13.8% 15.2% 15.1% 14.9% 11.3% 14.2%
2011
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Applied Water
($ Millions)

Non-GAAP Reconciliation: Guidance

Illustration of Mid Point Guidance
2012 Guidance
FY '11 FY '12
As Reported Adjustments Adjusted Adjustments Normalized As Reported Adjustments Adjusted
Total Revenue 3,803                3,803                 3,803               3,950                3,950
Segment Operating Income 503                     29                        a 532                      (8)                         d 524                    577                     8                           h 585
Segment Operating Margin 13.2% 14.0% 13.8% 14.6% 14.8%
Corporate Expense 108                     (58)                       b 50                        20                        e 70                      81                       (10)                       h 71
Operating Income 395                     87                        482                      (28)                       454                    496                     18                        514
Operating Margin 10.4% 12.7% 11.9% 12.6% 13.0%
Interest Expense (17)                      (17)                       (39)                       f (56)                    (51)                      (51)
Other Non-Operating Income (Expense) 5                          5                           5                        -                      -
Income before Taxes 383                     87                        470                      (67)                       403                    445                     18                        463
Provision for Income Taxes (104)                   (7)                         c (111)                    16                        g (95)                    (111)                   (5)                         i (116)
Net Income 279                     80                        359                      (51)                       308                    334                     13                        347
Diluted Shares (j) 185.3                185.3               185.9                185.9
Diluted EPS 1.50 $               0.43 $                1.93 $                (0.27) $               1.66                 1.80                    0.07                     1.87
a One time separation costs incurred at the segment level
b One time separation costs incurred at the corporate level
c Net tax impact of above items, plus the addition of 2011 special tax items
d Incremental stand alone costs to be incurred in 2012 at the segment level ($8M)
e Incremental stand alone costs to be incurred in 2012 at the corporate level ($20M)
f Incremental interest expense on long-term debt to be incurred in 2012
g Tax impact of incremental interest expense and stand alone costs to be incurred in 2012
h Expected one time separation costs of $8M and $10M to be incurred at the segments and headquarters, respectively.
i Tax impact of one time separation costs expected to be incurred in 2012.
j Full year 2012 diluted shares outstanding are based on diluted shares outstanding for quarter ended March 31, 2012
($ Millions, except per share amounts)
Guidance
Xylem Inc. Non-GAAP Reconciliation

29 NYSE: XYL http://investors.xyleminc.com Phil De Sousa, Investor Relations Officer (914) 323-5930 Janice Tedesco, Investor Relations Coordinator (914) 323-5931